UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Churchill Downs Incorporated (the “Company”), has approved the adoption of the Executive Long-Term Incentive Compensation Plan (the “ELTI Plan”), pursuant to which certain named executive officers (“NEOs”) may earn variable equity payouts based upon the Company achieving certain key performance metrics over a 30-month period from July 1, 2015 through December 31, 2017. Subsequent grants will measure performance over 36-month periods. The ELTI Plan was adopted pursuant to the 2007 Omnibus Stock Incentive Plan, which was previously approved by the shareholders of the Company. A summary of terms and applicable award opportunities, granted by the Committee to certain NEOs on Tuesday, September 22, 2015, is provided below. The summaries below of the terms of the ELTI Plan do not purport to be complete and are qualified in their entirety by references to the form Restricted Stock Unit (“RSU”) and Performance Share Unit (“PSU”) agreements attached as Exhibits 10.1A and 10.1B, which are incorporated herein by reference.

Executive Long-Term Incentive Compensation Plan

ELTI Plan - General

The Committee has established the ELTI Plan, with an initial grant and final payout to certain NEOs based upon the Company’s performance, on certain key metrics, over a 30-month period from July 1, 2015 through December 31, 2017 as well as continuing service to the Company.

The purpose of the ELTI Plan is to provide certain NEOs with a long-term incentive program that is market-competitive and provides long-term incentives on a regular, predictable, and annual basis.

The ELTI Plan is intended to be a variable incentive plan under the Company’s 2007 Omnibus Stock Incentive Plan. Eligible participants (as determined by the Committee) may be members of the Company’s senior executive team and/or such other executives and key contributors as the Committee may designate from time to time. No individual will have an automatic right to participate in the ELTI Plan.

Commencing in 2016, prior to March 31 of each year, the Company’s Chief Executive Officer (“CEO”) will recommend employees to the Committee for participation in the ELTI Plan and their respective specific levels of proposed participation. Awards granted to eligible employees under the ELTI Plan may be in the form of a RSU or a PSU, or both. As and to the extent determined by the Committee as part of the annual compensation planning process for participants, the CEO of the Company will participate in the ELTI Plan, as it may be amended from time to time.

ELTI Plan - Initial Awards

On September 22, 2015, the Committee approved initial awards to certain NEOs. The initial awards included PSUs and RSUs as follows:

	RSUs		PSUs		Total
	$[1]	#	$[2]	#	$	#
William C. Carstanjen	$1,610,030	11,862	$1,815,005	11,862	$3,425,035	23,724
William E. Mudd	$897,652	5,140	$786,471	5,140	$1,684,123	10,280

(1)
The market value of the time-vesting RSUs, in the above table, was calculated utilizing the closing price of CHDN as of September 22, 2015 ($135.73) multiplied by the total number of time-vesting RSUs granted.

(2)
The grant date fair value for the PSUs ($153.01/per unit), in the above table, was calculated utilizing the assumptions underlying the Black-Scholes methodology to produce a Monte-Carlo simulation model, which allows for the incorporation of the relative TSR modifier that is applied to the award before the shared based payment vests in the grantee. The PSUs, in the above table, represent the target opportunity, and corresponding fair value, available to the grantees should the Company achieve the pre-determined performance metrics. Measured against the relative TSR modifier the PSUs, which actually vest, may be more or less than the PSUs listed in the table above.

PSUs

With respect to PSUs, for purposes of the ELTI Plan, with respect to the 2015 grant, performance will be based on the following three Performance Measures as of the end of the 30-month period from July 1, 2015 through December 31, 2017 (the “Performance Period”):

1)	Adjusted Earnings before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”) (50% weight).
Cumulative Adjusted EBITDA, i.e. the sum of Adjusted EBITDA over the last half of 2015 plus 2016 and 2017 relative to the goals set for each measurement period, will be derived from the Company’s consolidated financial statements prepared pursuant to generally accepted accounting principles (“GAAP”) as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q in the case of termination due to death, disability, good reason, or termination without cause;

2)
Free Cash Flow (50% weight). Cumulative Free Cash Flow over the entire 30 months as compared to a single objective, will also be derived from the Company’s consolidated financial statements prepared in accordance with GAAP, as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q in the case of termination due to death, disability, good reason, or termination without cause;

3)
Relative Total Shareholder Return Modifier (“TSR”). The Company’s TSR will be ranked versus the companies in the Russell 2000 index (the “Index”). The Company’s TSR will be calculated based upon the Company’s relative placement against the Index during the Performance Period and in the manner provided for in the ELTI Plan, with an incremental 25% of the shares earned above if TSR is in the top quartile or a reduction of 25% if in the bottom quartile, with no adjustment if TSR is in the 2nd or 3rd quartile.

The maximum number of PSUs earned for the Performance Period is 250%. At the end of the Performance Period, the Committee will review performance achieved on each Performance Measure that was established at the beginning of the Performance Period. The payout for each Performance Measure will be determined by the payout curve. Achievement between points will be interpolated.

RSUs

With respect to RSUs, for the initial awards, the vesting date (each a “Vesting Date”) for the RSUs is as follows: one half (1/2) of any RSUs will vest on December 31, 2016 and December 31, 2017, respectively. The Company intends to settle the vested RSUs in shares of Company common stock. Subsequent grants will vest serially over three years, 1/3 each on each successive 12/31 after grant.

Treatment of RSUs upon certain events of termination and change of control are provided in the RSU Agreement. Subject to special consideration given for such different termination, a participant must be currently employed by the Company (or one of its subsidiaries) on a vesting date to vest in a RSU award that vest on such vesting date.

Item 9.01.    Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
10.1A	Form of RSU Agreement
10.1B	Form of PSU Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
September 28, 2015	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary